UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 30, 2006

Huntsman International LLC

(Exact name of registrant as specified in its charter)

Delaware	333-85141	87-0630358
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Salt Lake City, Utah		84108
500 Huntsman Way		(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (801) 584-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On October 30, 2006, Huntsman International LLC, a wholly-owned subsidiary of Huntsman Corporation, issued a press release announcing a private offering of senior subordinated notes. In accordance with Rule 135c under the Securities Act of 1933, as amended, the press release is filed herewith as Exhibit 99.1. In connection with the offering, selected financial data of Huntsman International for the three and nine months ended September 30, 2006 is filed herewith as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit 99.1	Press Release dated October 30, 2006

Exhibit 99.2	Selected financial data of Huntsman International LLC for the three and nine months ended September 30, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTSMAN INTERNATIONAL LLC

By:	/s/ Sean Douglas
Sean Douglas
Vice President and Treasurer

Dated:  October 30, 2006

INDEX TO EXHIBITS

Exhibit Number	Description

Exhibit 99.1	Press Release dated October 30, 2006

Exhibit 99.2	Selected financial data of Huntsman International LLC for the three and nine months ended September 30, 2006